Exhibit 21
TAUBMAN CENTERS, INC.
LIST OF SUBSIDIARIES

NAME	JURISDICTION OF FORMATION	DOING BUSINESS AS
Anseong Holdings LLC	Delaware	N/A
Beverly Associates L.P. 1	Delaware	N/A
Beverly Partners 1, Inc.	Delaware	N/A
CCK Solar LLC	Delaware	N/A
Cherry Creek Holdings LLC	Delaware	N/A
City Creek Center Associates LLC	Delaware	City Creek Center
Club Beverly LLC	Delaware	N/A
Dolphin Mall Associates LLC	Delaware	Dolphin Mall
Dolphin Mall N-M Holding LLC	Delaware	N/A
Great Lakes Crossing Land, LLC	Delaware	N/A
Great Lakes Crossing, L.L.C.	Delaware	N/A
Green Hills Land TRG LLC	Delaware	N/A
Green Hills Mall TRG LLC	Delaware	The Mall at Green Hills
International Plaza Holding Company, LLC	Delaware	N/A
La Cienega Partners Limited Partnership	Delaware	Beverly Center
Lakeside/Novi Land Partnership LLC	Michigan	N/A
LCA Holdings, L.L.C.	Delaware	N/A
Plaza Internacional Puerto Rico LLC	Puerto Rico	The Mall of San Juan
Short Hills Associates L.L.C.	Delaware	The Mall at Short Hills
Short Hills Holdings LLC	Delaware	N/A
Short Hills Solar LLC	Delaware	N/A
Short Hills SPE LLC	Delaware	N/A
Stony Point Land LLC	Delaware	N/A
Taub-Co Fairfax, Inc.	Delaware	N/A
Taub-Co Land Holdings, Inc.	Michigan	N/A
Taub-Co License LLC	Delaware	N/A
Taub-Co Management IV, Inc.	Michigan	N/A
Taub-Co TRS Services, Inc.	Michigan	N/A
Taubman (Hong Kong) Limited	Hong Kong	N/A
Taubman Asia Investments Limited	Cayman Islands	N/A
Taubman Asia Limited	Cayman Islands	N/A
Taubman Asia Management II LLC	Delaware	N/A
Taubman Asia Management Limited	Cayman Islands	N/A
Taubman Auburn Hills Associates Limited Partnership	Delaware	Great Lake Crossing Outlets
Taubman Cherry Creek Shopping Center, L.L.C.	Delaware	Cherry Creek
Taubman China FTZ (Hong Kong) Limited	Hong Kong	N/A
Taubman China FTZ Holdings Limited	Cayman Islands	N/A
Taubman China FTZ LP (Hong Kong) Limited	Hong Kong	N/A
Taubman China Holdings Limited	Cayman Islands	N/A
Taubman China Holdings One LLC	Delaware	N/A
Taubman Consulting Limited	Peoples Republic of China	N/A
Taubman Consulting (Shanghai) Limited	Peoples Republic of China	N/A
Taubman Macau Limited	Macau	N/A
Taubman MSC LLC	Delaware	N/A
Taubman Office Center LLC	Delaware	N/A

NAME	JURISDICTION OF FORMATION	DOING BUSINESS AS
Taubman One Management Consulting (Shanghai) LP	Peoples Republic of China	N/A
Taubman Prestige Outlets of Chesterfield LLC	Delaware	Taubman Prestige Outlets Chesterfield
Taubman Equity Investment Fund (Shanghai) LP	Peoples Republic of China	N/A
Taubman Equity Investment Management (Shanghai) Co., Ltd.	Peoples Republic of China	N/A
Taubman Imaginary VC Holdings LLC	Delaware	N/A
Taubman Properties Asia LLC	Delaware	N/A
Taubman Puerto Rico LLC	Puerto Rico	N/A
Taubman San Juan CRL, LLC	Delaware	N/A
Taubman Stamford Holdings, LLC	Delaware	N/A
Taubman Two Management Consulting (Shanghai) LP	Peoples Republic of China	N/A
Taubman Xian (Hong Kong) Limited	Hong Kong	N/A
Taubman Xian Holdings Limited	Cayman Islands	N/A
Taubman-Cherry Creek Limited Partnership	Colorado	Cherry Creek (west end only)
The Gardens on El Paseo LLC	Delaware	The Gardens on El Paseo
The Taubman Company Asia Limited	Cayman Islands	N/A
The Taubman Company LLC	Delaware	The Taubman Company
The Taubman Realty Group Limited Partnership	Delaware	N/A
TM Restaurant LLC	Delaware	N/A
TM-BC Food Hall LLC	Delaware	N/A
TM-BC Restaurant LLC	Delaware	N/A
TM-IMP Food Hall LLC	Delaware	N/A
TM-IMP Restaurant LLC	Delaware	N/A
T-O Associates Holdings LLC	Delaware	N/A
TPOC Chesterfield LLC	Delaware	N/A
TRG Auburn Hills LLC	Delaware	N/A
TRG CCP Holdings LLC	Delaware	N/A
TRG Development LLC	Delaware	N/A
TRG Forsyth LLC	Delaware	N/A
TRG Gardens LLC	Delaware	N/A
TRG IMP LLC	Delaware	International Market Place
TRG Properties-Orlando, L.L.C.	Delaware	N/A
TRG Properties-Waterside L.L.C.	Delaware	N/A
TRG Sarasota Company LLC	Delaware	N/A
TRG Short Hills LLC	Delaware	N/A
TRG Stamford Holdings, L.L.C.	Delaware	N/A
TRG SunValley LLC	Delaware	N/A
TRG/F-T Waterside, L.L.C.	Delaware	N/A
TRG-Fairfax L.L.C.	Delaware	N/A
TRG-Waikiki LLC	Delaware	N/A
TVO Mall Owner LLC	Delaware	Twelve Oaks Mall
Twelve Oaks Mall LLC	Michigan	N/A
Woodland GP, Inc.	Delaware	N/A
Woodland Holdings Investments LLC	Delaware	N/A
Woodland Shopping Center Limited Partnership	Delaware	N/A